SEMI
ANNUAL
REPORT

                                                      March 31, 1998

Franklin Strategic Mortgage Portfolio

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Charles B. Johnson
Chairman
Franklin Strategic
Mortgage Portfolio

CONTENTS

Shareholder Letter ...............................................        1
Manager's Discussion .............................................        3
Performance Summary ..............................................        5
Financial Highlights &
Statement of Investments .........................................        7
Financial Statements .............................................       11
Notes to
Financial Statements.............................................        14


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Strategic Mortgage Portfolio semi-annual report for the period ended March 31, 1998.

The U.S. economy remained strong over the fund's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates declined during the year, and the 30-year Treasury yield ended the period at 5.94%, down from 6.41% on September 30, 1997. A generally benign inflationary environment, and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

During the six months under review, the Asian currency crises created economic havoc in many countries throughout that region. In the U.S., however, this situation had a positive aspect. The problems in Asian economies are generally perceived to have had a dampening effect on the U.S. economy, acting as a light foot on the brake that might otherwise have been applied by the Federal Reserve Board in the form of an interest rate increase.

Franklin Strategic Mortgage Portfolio performed favorably in this environment, and the Manager's Discussion beginning on page 3 provides specific details about your fund's performance and investment strategies.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: to provide shareholders with careful selection, broad diversification and constant professional supervision. We encourage you to speak with your investment representative about your financial goals, diversify your investments, and remember that it is time -- not timing -- that makes the difference.

As always, we appreciate your continued support, welcome your comments and look forward to serving your future investment needs.

Sincerely,

Charles B. Johnson
Chairman
Franklin Strategic Mortgage Portfolio


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.

MANAGER'S DISCUSSION

Your Fund's Objective: Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.*


*U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The U.S. economy expanded at a modest pace during the six months under review. Fueled by consumer spending, robust corporate profits, and strong housing markets, U.S. Gross Domestic Product (GDP) gained 3.7% during the fourth quarter of 1997. Gains in productivity allowed businesses to absorb rising labor costs without raising prices significantly, despite tightening labor markets. Lower commodity prices also helped to keep inflation in check. Consequently, 30-year Treasury interest rates declined almost half a percent, and the yield spread narrowed between short- and long-term bonds. The Federal Reserve Board, a driving force behind interest rate advances and declines, maintained its monetary policy during the period.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Although inflation's failure to ignite was a key factor in allowing U.S. interest rates to move lower, it was not the only factor. Asian currency crises caused economic disruptions there, and as the crises spread from country to country, the U.S. dollar gained strongly versus currencies throughout the region. Investors opted for a flight to quality, resulting in lower interest rates and higher demand for safe-haven U.S. Treasury securities.

Favorable news surrounding the federal budget deficit also contributed to lower interest rates during the period. The booming U.S. economy produced strong tax receipts, reducing the need for the government to issue U.S. Treasury bonds. This resulted in a lower supply of such bonds in the marketplace and falling long-term interest rates.

In response to the declining interest rate environment during the last reporting period, we increased our allocation of non-callable Treasury securities. This was, in part, a defensive move, since experience shows us that the lower interest-rate environment increases prepayment risk in the mortgage sector. In addition, we increased the portfolio's interest rate exposure in anticipation that the U.S. Treasury market should continue to benefit from low inflation factors. We expect to reallocate into mortgages when better relative value opportunities arise.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Strategic Mortgage Portfolio, as measured by net asset value, increased 3 cents, from $9.96 on September 30, 1997, to $9.99 on March 31, 1998. During the six-month reporting period, the fund made income distributions totaling 33.7474 cents ($0.337474) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.5958 cents ($0.055958) and the maximum offering price of $10.43 on March 31, 1998, your fund's distribution rate was 6.11%.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Strategic Mortgage Portfolio

Periods ended 3/31/98

                                                                        Since
                                                                      Inception
                                                  1-Year    5-Year    (2/1/93)
Cumulative Total Return1                          10.09%    39.49%     42.43%
Average Annual Total Return2                       5.43%     5.96%      6.21%
Distribution Rate3                     6.11%
30-Day Standardized Yield4             6.32%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.5958 cent per share monthly dividend and the maximum offering price of $10.43 on March 31, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus, actual total returns would be lower. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.65%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights


                                                  Six Months Ended
                                                   March 31, 1998                 Year Ended September 30,
                                                   (unaudited)   1997      1996      1995       1994      1993***
                                                     -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....             $9.96      $9.74     $9.91     $9.42     $10.24     $10.00
                                                     -------------------------------------------------------------
Income from investment operations:
 Net investment income ..................               .337       .708      .717      .714       .553       .365
 Net realized and unrealized gains (losses)             .030       .220     (.170)     .490      (.711)      .240
                                                     -------------------------------------------------------------
Total from investment operations ........               .367       .928      .547     1.204      (.158)      .605
                                                     -------------------------------------------------------------
Less distributions from:
 Net investment income ..................              (.337)     (.708)    (.717)    (.714)     (.553)     (.365)
 Net realized gains .....................                 --         --        --        --      (.109)        --
                                                     -------------------------------------------------------------
Total distributions .....................              (.337)     (.708)    (.717)    (.714)     (.662)     (.365)
                                                     -------------------------------------------------------------
Net asset value, end of period ..........             $9.99      $9.96     $9.74     $9.91      $9.42     $10.24
                                                     =============================================================

Total return  ...........................              3.73%      9.84%     5.69%    13.27%     (1.61)%     6.13%

Ratios/supplemental data
Net assets, end of period (000's) .......             $12,720     $8,934   $6,847     $5,980     $5,223     $5,306
Ratios to average net assets:
 Expenses ...............................                --%        --%       --%       --%        --%        --%
 Expenses excluding waiver and
 payments by affiliate ..................               .68%*      .82%     1.11%     1.24%      1.28%      1.22%*
 Net investment income ..................              6.70%*     7.18%     7.26%     7.42%      5.65%      3.59%*
Portfolio turnover rate** ...............             11.04%     13.59%    17.64%    34.20%     86.38%    104.33%

 Total return does not reflect sales commissions and is not annualized. *Annualized
**The portfolio turnover rate excludes mortgage dollar roll transactions. ***For the period February 1, 1993 (effective date) to September 30, 1993.

See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Statement of Investments, March 31, 1998 (unaudited)

                                                                                       PRINCIPAL
                                                                                        AMOUNT      VALUE
 Mortgage-Backed Securities 62.5%
 Federal Home Loan Mortgage Corp. (FHLMC) 14.9%
 9.00%, 6/01/01 .................................................................      $ 48,015   $ 49,013
 6.50%, 11/01/01 ................................................................       160,403    161,935
 6.50%, 3/01/09 .................................................................        97,849     98,533
 7.00%, 6/01/09 .................................................................        64,047     65,266
 8.00%, 1/01/10 .................................................................        37,447     38,681
 7.50%, 4/01/10 .................................................................        58,410     60,177
 6.00%, 7/01/10 .................................................................       107,255    106,298
 6.50%, 4/01/11 .................................................................        61,648     61,973
 7.00%, 7/01/11 .................................................................        84,601     86,210
 9.50%, 12/01/22 ................................................................        73,218     79,313
 7.00%, 6/01/24 .................................................................       125,737    127,692
 7.50%, 7/01/24 .................................................................       104,193    106,885
 8.00%, 7/01/24 .................................................................        98,010    101,571
 8.50%, 12/01/24 ................................................................       135,739    142,058
 8.00%, 6/01/25 .................................................................        37,998     39,378
 7.00%, 9/01/25 .................................................................        70,173     71,090
 7.00%, 10/01/25 ................................................................        44,812     45,398
 7.50%, 10/01/25 ................................................................        40,269     41,305
 7.50%, 1/01/26 .................................................................        59,134     60,656
 8.00%, 1/01/26 .................................................................        68,116     70,589
 7.00%, 3/01/26 .................................................................       164,453    166,550
 7.50%, 5/01/26 .................................................................        34,723     35,613
 7.50%, 1/01/27 .................................................................        72,438     74,294
                                                                                                ----------
 Total Federal Home Loan Mortgage Corp. (Cost $1,825,342) .......................                1,890,478
                                                                                                ----------
 Federal National Mortgage Association (FNMA) 31.8%
 6.00%, 3/01/01 .................................................................       188,667    188,249
 6.50%, 9/01/08 .................................................................        99,281     99,903
 7.00%, 7/01/09 .................................................................        83,132     84,701
 7.50%, 7/01/09 .................................................................        57,520     59,204
 6.00%, 4/01/11 .................................................................        41,859     41,290
 6.50%, 4/01/11 .................................................................        43,588     43,771
 6.00%, 5/01/11 .................................................................        46,595     45,961
 7.00%, 11/01/11 ................................................................        30,498     31,068
 7.027%, 11/01/23 ...............................................................       215,253    223,460
 6.00%, 12/01/23 ................................................................        23,954     23,203
 6.50%, 6/01/24 .................................................................       409,784    407,568
 7.00%, 6/01/24 .................................................................       272,963    276,864
 8.50%, 7/01/24 .................................................................        63,878     66,917
 8.00%, 1/01/25 .................................................................       132,770    137,725
 9.00%, 1/01/25 .................................................................       112,302    119,303
 7.50%, 8/01/25 .................................................................       180,737    185,494
 7.50%, 11/01/25 ................................................................        42,003     43,109
 8.00%, 12/01/25 ................................................................       267,243    277,201
 7.00%, 1/01/26 .................................................................        55,953     56,612
 7.50%, 3/01/26 .................................................................        47,082     48,324
 7.00%, 6/01/26 .................................................................        68,317     69,099
 Federal National Mortgage Association (FNMA) (cont.)
 8.00%, 6/01/26 .................................................................      $ 21,468   $ 22,258
 8.00%, 7/01/26 .................................................................        39,474     40,927
 8.00%, 8/01/26 .................................................................        68,766     71,298
 7.50%, 10/01/26 ................................................................        82,521     84,697
 7.00%, 4/01/27  ................................................................       297,665    301,026
 6.50%, 3/01/28 .................................................................     1,010,000    998,795
                                                                                                ----------
 Total Federal National Mortgage Association (Cost $3,920,027) ..................                4,048,027
                                                                                                ----------
 Government National Mortgage Association (GNMA), SF, 15.8%
 9.00%, 12/15/16 ................................................................        90,518     98,374
 10.00%, 10/15/18 ...............................................................        52,285     57,742
 9.50%, 10/15/20 ................................................................        83,197     90,983
 8.00%, 2/15/23 .................................................................       164,384    171,047
 7.00%, 6/15/23 .................................................................       221,025    224,074
 7.50%, 6/15/23 .................................................................       120,207    123,598
 6.50%, 1/15/24 .................................................................       238,308    236,938
 8.50%, 7/15/24 .................................................................        95,507    100,986
 8.00%, 1/15/25 .................................................................        33,517     34,758
 7.50%, 9/15/25 .................................................................        60,770     62,407
 7.00%, 1/15/26 .................................................................        44,857     45,384
 7.50%, 1/15/26 .................................................................        68,909     70,773
 7.00%, 3/15/26 .................................................................        24,090     24,373
 7.50%, 5/15/26 .................................................................        21,544     22,126
 8.00%, 6/15/26 .................................................................        74,234     76,964
 8.50%, 8/15/26 .................................................................        17,727     18,734
 8.00%, 8/20/26 .................................................................        27,704     28,506
 7.50%, 10/15/26 ................................................................        37,647     38,665
 7.50%, 9/15/27 .................................................................       476,217    489,028
                                                                                                ----------
 Total Government National Mortgage Association (Cost $1,969,810) ...............                2,015,460
                                                                                                ----------
 Total Mortgage-Backed Securities (Cost $7,715,179) .............................                7,953,965
                                                                                                ----------
aU.S. Government Securities 18.1%
 U.S. Treasury Notes, 5.75%, 10/31/02 ...........................................     1,800,000  1,805,063
 U.S. Treasury Notes, 5.625%, 12/31/02 ..........................................       500,000    499,063
                                                                                                ----------
 Total U.S. Government Securities (Cost $2,310,070) .............................                2,304,126
                                                                                                ----------
 Total Long-Term Investments (Cost $10,025,249) .................................               10,258,091
                                                                                                ----------

bRepurchase Agreement 15.7%
 Joint Repurchase Agreement, 5.819%, 4/01/98
 (Maturity Value $1,999,877) (Cost $1,999,553)...................................    $1,999,553$ 1,999,553
  Bancamerica Robertson Stephens (Maturity Value $165,089)
  Barclays Capital Group, Inc. (Maturity Value $165,089)
  Bear, Stearns & Co., Inc. (Maturity Value $90,050)
  BT Alex Brown, Inc. (Maturity Value $30,017)
  Chase Securities, Inc. (Maturity Value $161,205)
  CIBC Wood Gundy Securities Corp. (Maturity Value $232,804)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $165,089)
  Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $165,089)
  Greenwich Capital Markets, Inc. (Maturity Value $165,089)
  Morgan Stanley & Co. (Maturity Value $165,089)
  Paribas Corp. (Maturity Value $165,089)
  SBC Warburg Dillon Read, Inc. (Maturity Value $165,089)
  UBS Securities, L.L.C. (Maturity Value $165,089)
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $12,024,802) 96.3% .....................................               12,257,644
 Other Assets, less Liabilities 3.7% ............................................                  462,482
                                                                                                ----------
 Net Assets 100.0% ..............................................................              $12,720,126
                                                                                                ==========
aSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
bSee Note 1(b) regarding joint repurchase agreement.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
March 31, 1998 (unaudited)


Assets:
 Investments in securities, at value (cost $10,025,249) ..............................         $10,258,091
 Repurchase agreement, at value and cost .............................................           1,999,553
 Cash ................................................................................              33,141
 Receivables:
  Investment securities sold .........................................................               4,695
  Capital shares sold ................................................................             329,388
  Interest ...........................................................................              98,336
                                                                                                ----------
      Total assets ...................................................................          12,723,204
                                                                                                ----------
Liabilities:
 Payables:
  Shareholders .......................................................................               3,078
                                                                                                ----------
      Net assets, at value ...........................................................         $12,720,126
                                                                                                ==========
Net assets consist of:
 Net unrealized appreciation .........................................................           $ 232,842
 Accumulated net realized loss .......................................................           (187,782)
 Capital shares ......................................................................          12,675,066
                                                                                                ----------
      Net assets, at value ...........................................................          12,720,126
                                                                                                ==========
 Net asset value per share ($12,720,126/1,273,362 shares outstanding)* .............              $ 9.99
                                                                                                ==========
 Maximum offering price per share ($9.99/95.75%) ...................................              $10.43
                                                                                                ==========

*Redemption price is equal to net asset value less any applicable sales charge.

                                            See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

Statement of Operations
for the six months ended March 31, 1998 (unaudited)


Investment income:
 Interest ............................................................................                        $352,507
Expenses:
 Management fees (Note 3) ............................................................           20,974
 Transfer agent fees (Note 3) ........................................................              630
 Custodian fees ......................................................................               62
 Reports to shareholders .............................................................              762
 Registration and filing fees ........................................................            7,145
 Professional fees ...................................................................            5,611
 Other ...............................................................................              366
                                                                                              ---------
      Total expenses .................................................................                          35,550
                                                                                                            ----------
      Expenses waived/paid by affiliate (Note 3) .....................................                        (35,550)
                                                                                                            ----------
       Net expenses ..................................................................                              --
                                                                                                            ----------
        Net investment income ........................................................                         352,507
                                                                                                            ----------
Realized and unrealized gains:
 Net realized gain from investments ..................................................                           3,325
 Net unrealized appreciation on investments ..........................................                          18,330
                                                                                                            ----------
Net realized and unrealized gain .....................................................                          21,655
                                                                                                            ----------
Net increase in net assets resulting from operations .................................                        $374,162
                                                                                                            ==========

See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997


                                                                           Six Months Ended      Year Ended
                                                                            March 31, 1998    September 30, 1997
Increase in net assets:
 Operations:
  Net investment income ..................................................     $ 352,507        $ 540,924
  Net realized gain from investments .....................................         3,325            1,854
  Net unrealized appreciation on investments .............................        18,330          166,546
                                                                           ------------------------------
      Net increase in net assets resulting from operations ...............       374,162          709,324
 Distributions to shareholders from net investment income ................      (352,507)        (539,448)
 Capital share transactions (Note 2) .....................................     3,764,526        1,916,844
                                                                           ------------------------------
      Net increase in net assets .........................................     3,786,181        2,086,720
Net assets (there was no undistributed net
 investment income at end of period):
 Beginning of period .....................................................     8,933,945        6,847,225
                                                                           ------------------------------
 End of period ...........................................................   $12,720,126       $8,933,945
                                                                           ==============================


                                            See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                                   SIX MONTHS               YEAR ENDED
                                                              ENDED MARCH 31, 1998     SEPTEMBER 30, 1997
                                                            ----------------------------------------------
                                                               SHARES    AMOUNT         SHARES     AMOUNT
                                                            ----------------------------------------------
Shares sold ................................................  392,828 $3,929,427       163,167 $1,611,537
Shares issued in reinvestment of distributions .............   31,058    310,634        52,806    521,075
Shares redeemed ............................................  (47,520)  (475,535)      (21,862)  (215,768)
                                                            ----------------------------------------------
Net increase ...............................................  376,366 $3,764,526       194,111 $1,916,844
                                                            =============================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate   Average Daily Net Assets
---------------------------------------------------------------------
        .400%    First $250 million
        .380%    Over $250 million, up to and including $500 million
        .360%    In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses as noted in the Statement of Operations.

Distributors received net commissions from sales of Fund shares for the period of $3,670.

At March 31, 1998, Franklin Resources owned 55.98% of the Fund.

4. INCOME TAXES

At September 30, 1997, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

      Expiring in:      2002 ........................        $106,746
                        2004 ........................          54,436
                                                     ----------------
                                                             $161,182

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,038,676 was as follows:

      Unrealized appreciation .......................        $238,353
      Unrealized depreciation .......................        (19,385)
                                                     ----------------
      Net unrealized appreciation ...................        $218,968
                                                     ================

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1998 aggregated $3,851,827 and $1,013,249, respectively.


Franklin Strategic Mortgage Portfolio
Semi-annual Report
March 31, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the investment holdings of the Franklin Strategic Mortgage Portfolio based on total net assets as of 3/31/98.

30-Year Mortgage Pass-Throughs                              50.38%
U.S. Treasury Note                                          18.11%
15-Year Mortgage Pass-Throughs                               7.64%
Balloon Mortgage Pass-Throughs                               2.75%
Adjustable Rate Mortgage                                     1.76%
Cash & Equivalents                                          19.36%


GRAPHIC MATERIAL (2)

This chart shows the dividend distributions for Franklin Strategic Mortgage Portfolio from 10/1/97 - 3/31/98.

October                                    5.7027 cents
November                                   5.4468 cents
December                                   6.2921 cents
January                                    5.3962 cents
February                                   5.3138 cents
March                                      5.5958 cents
Total                                     33.7474 cents